UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2024

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41390	84-5052822
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10900 NE 4th Street, Suite 2300, Bellevue, WA	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (425) 635-7700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, one redeemable warrant and one right	BLACU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	BLAC	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	BLACW	The Nasdaq Stock Market LLC
Right to receive one-tenth (1/10) of one share of common stock	BLACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

To the extent required, the information set forth below in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On June 7, 2024, Inchul Chung provided notice of his resignation as a member of the Board of Directors (the “Board”) of Bellevue Life Sciences Acquisition Corp. (the “Company”) and as a member of the Board’s Audit Committee (the “Audit Committee”). Mr. Chung’s resignation took immediate effect and was not the result of any dispute or disagreement with the Company on any matter relating to its operations, policies or practices.

On June 7, 2024, Radclyffe Roberts also provided notice of his resignation as member of the Board and as a member of the Board’s Compensation Committee (the “Compensation Committee”) as well as a member and chair of the Board’s M&A Committee. Mr. Robert’s resignation took immediate effect and was not the result of any dispute or disagreement with the Company on any matter relating to its operations, policies or practices.

Due to the resignations of Mr. Chung and Mr. Roberts, the Company notified the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) on June 13, 2024 that the Company is not currently in compliance with Nasdaq’s majority independent board, compensation committee composition and audit committee composition requirements as described in Nasdaq Listing Rules 5605(b)(1), 5605(d)(2)(A) and 5605(c)(2)(A), respectively. The Company intends to regain compliance within the cure period provided by Listing Rules 5605(b)(1)(A), 5605(d)(4) and 5605(c)(4)(B).

Item 8.01.	Other Events.

On June 13, 2024, a contribution payment in the amount of $50,000 was deposited in the trust account.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2024

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

By:	/s/ Kuk Hyoun Hwang
	Name:	Kuk Hyoun Hwang
	Title:	Chief Executive Officer